UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

BEYOND COMMERCE, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-52490	98-0512515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9029 South Pecos
Suite 2800
Henderson, Nevada 89074
(Address of principal executive offices, including zip code)

(702) 463-7000
(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Sale of Debenture

On July 21, 2009, pursuant to the Amended and Restated Securities Purchase Agreement dated July 10, 2009 between Beyond Commerce, Inc. (the “Company”) and OmniReliant Holdings, Inc. (the “Investor”), the Company issued to the Investor a secured original issue discount convertible debenture (the “Debenture”) and a warrant to purchase 7,500,042 shares of the Company’s common stock for an aggregate purchase price of one million five hundred thousand dollars ($1,500,000).  The Debenture has a face value of $1,750,010 and will become due and payable on July 21, 2010.  The Debenture may be converted at any time at the option of the Investor and has a conversion price of $0.70 per share.  The conversion price is subject to reset to $0.35 if the Company does not repay the Debenture within six months of the date of issuance or upon an “Event of Default”, as that term is defined in the Debenture. The Warrant may be exercised at any time for a period of five years from the date of issuance and has an exercise price of $0.70.  The Warrant may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the Warrant.

As of July 21, 2009, the Company has sold Investor an aggregate of $3,500,000 of Debentures and has received gross proceeds of $3,000,000.

In connection with the sale of the Debenture, Midtown Partners & Co, LLC received a warrant to purchase 600,003 shares of the Company’s Common Stock (the “Midtown Warrant”) pursuant to the terms of its placement agent agreement with the Company.  The Midtown Warrant may be exercised at any time for a period of five years from the date of issuance and has an exercise price of $0.70.  The Warrant may be exercised on a cashless basis if there is no effective registration statement registering the shares underlying the Warrant.

In connection with the sale of the Debenture and issuance of the Midtown Warrant, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities.

Item 3.02	Unregistered Sales of Equity Securities

See Item 2.03 above.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1
Amended and Restated Securities Purchase Agreement dated July 10, 2009 by and between the Company and OmniReliant Holdings, Inc. (Incorporated by reference to the Current Report on Form 8-K filed with the SEC on July 16, 2009)

10.2	Form of Debenture
10.3	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beyond Commerce, Inc.

By:	/s/Mark Noffke
Mark Noffke
Chief Financial Officer

Date: July 22, 2009

Exhibit Index

Exhibit Number	Description
10.1
Amended and Restated Securities Purchase Agreement dated July 10, 2009 by and between the Company and OmniReliant Holdings, Inc. (Incorporated by reference to the Current Report on Form 8-K filed with the SEC on July 16, 2009)

10.2	Form of Debenture
10.3	Form of Warrant

3